Exhibit 24


                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                     /s/ Lewis W. Bernard
                                     ---------------------------------------
                                     Lewis W. Bernard

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Mathis Cabiallavetta
                                             -----------------------------------
                                             Mathis Cabiallavetta

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Peter Coster
                                             -----------------------------------
                                             Peter Coster

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Charles A. Davis
                                             -----------------------------------
                                             Charles A. Davis

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Robert F. Erburu
                                             -----------------------------------
                                             Robert F. Erburu

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Oscar Fanjul
                                             -----------------------------------
                                             Oscar Fanjul

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Ray J. Groves
                                             -----------------------------------
                                             Ray J. Groves

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Stephen R. Hardis
                                             -----------------------------------
                                             Stephen R. Hardis

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Gwendolyn S. King
                                             -----------------------------------
                                             Gwendolyn S. King

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                       /s/ The Rt. Hon. Lord Lang of Monkton, DL
                                       -----------------------------------------
                                       The Rt. Hon. Lord Lang of Monkton, DL

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Lawrence J. Lasser
                                             -----------------------------------
                                             Lawrence J. Lasser

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ David A. Olsen
                                             -----------------------------------
                                             David A. Olsen

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Morton O. Schapiro
                                             -----------------------------------
                                             Morton O. Schapiro

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ Adele Simmons
                                             -----------------------------------
                                             Adele Simmons

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ John T. Sinnott
                                             ----------------------------------
                                             John T. Sinnott

                                POWER OF ATTORNEY


         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

I. To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC:

         A. an Annual Report on Form 10-K for the year ended December 31, 2002 and any amendments or supplements to such Annual Report on Form 10-K;

         B. current registration statements on Form S-8 or other appropriate form, including prospectuses as part thereof, any appropriate amendments or supplements to such registration statements and prospectuses or to prior registration statements, and any other document to maintain the effectiveness of any of the foregoing, for the registration under the Securities Act of 1933, as amended, of shares of MMC's common stock or other interests offered pursuant to MMC's various employee benefit and stock plans under which MMC's common stock may be distributed to employees or directors, including without limitation:

               1.   the Stock Investment Plan,

               2.   the Stock Investment Supplemental Plan,

               3.   the Canadian Stock Investment Plan,

               4.   the Putnam Investments Profit Sharing Retirement Plan,

               5.   the 1999 Employee Stock Purchase Plan,

               6. the 1995 Employee Stock Purchase Plan for International Employees,

               7.   the 1992 Incentive and Stock Award Plan,

               8.   the 1997 and 2000 Employee Incentive and Stock Award Plan,

               9. the 1997 and 2000 Senior Executive Incentive and Stock Award Plan,

               10.  the Special Severance Pay Plan, and

               11.  the Directors Stock Compensation Plan;

         C. any registration statements on Form S-3, Form S-4 or other appropriate form, including prospectuses as part thereof, and any amendments or supplements to such registration statements or prospectuses, for (i) the registration of MMC's common stock for issuance in connection with future acquisitions, or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions and (ii) the registration of MMC's debt securities for issuance or for resale by the holders thereof who acquired such debt securities in a private placement, provided that such issuance or resale described in (i) or (ii) is then authorized pursuant to resolutions of the Board of Directors of MMC.

II. To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto described in I. above and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 20th day of March, 2003.



                                             /s/ A.J.C. Smith
                                             -----------------------------------
                                             A.J.C. Smith










                                       2